Exhibit 99.8


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-D

KEY PERFORMANCE FACTORS
April 30, 1998



        Expected B Maturity                         7/17/00


        Blended Coupon                               6.0579%


        Excess Protection Level
        3 Month Average   5.51%
          April, 1998   5.92%
          March, 1998   5.88%
          February, 1998   4.74%


        Cash Yield                                  18.66%


        Investor Charge Offs                         4.96%


        Base Rate                                    7.78%


        Over 35 Day Delinquency                      5.03%


        Seller's Interest                           14.63%


        Total Payment Rate                          14.61%


        Total Principal Balance                     $35,947,972,379.88


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $5,259,577,861.39